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                                OPTION AGREEMENT


                  THIS OPTION AGREEMENT (the "Agreement") is executed this 27th day of November, 2002, by and among MAGNA ENTERTAINMENT CORP., a Delaware corporation ("MEC"), JOSEPH LLC, a Maryland limited liability company ("Joseph LLC"), KARIN LLC, a Maryland limited liability company ("Karin LLC" and collectively with Joseph LLC, the "DeFrancis LLCs"), JOSEPH A. DEFRANCIS ("Joseph") and KARIN M. DEFRANCIS ("Karin").


                              PRELIMINARY STATEMENT

                  A. Laurel Racing Assoc., Inc. is a Maryland corporation ("LRAI") and Pimlico Racing Association, Inc. is a Maryland corporation ("PRAI"). Each of the DeFrancis LLCs owns the respective number of shares of capital stock of LRAI and PRAI set forth on SCHEDULE 3.3 hereof. These shares in the aggregate (collectively, the "Remaining Shares") constitute all of the issued and outstanding shares of capital stock of LRAI and PRAI owned by the DeFrancis LLCs that are not being sold pursuant to the Stock Purchase Agreement among the parties hereto and certain other parties dated July 15, 2002 (the "Stock Purchase Agreement").

                  B. The DeFrancis LLCs desire to provide MEC with an option to purchase the Remaining Shares and any and all additional shares of capital stock of LRAI acquired by the DeFrancis LLCs pursuant to that certain Joseph LLC/Karin LLC Option Agreement by and among the DeFrancis LLCs and MEC of even date herewith (collectively, the "Option Shares"), and MEC desires to provide the DeFrancis LLCs with an option to sell the Option Shares to MEC, on the terms and conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. RECITALS. The foregoing statements are hereby made a part of this Agreement.

         2. DEFINITIONS. The following terms shall have the following meanings for purposes of this Agreement:

                  "CALL OPTION" has the meaning set forth in Section 4.1.

                  "CALL OPTION EXERCISE PRICE" means the aggregate exercise price of the Call Option set forth in Section 4.4.

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                  "CLOSING DATE" means the date(s) on which the Option Shares are transferred to MEC, and the Put Option Exercise Price or Call Option Exercise Price is paid to Joseph LLC and/or Karin LLC, as the case may

                  "ESCROW AGENT" means Mercantile-Safe Deposit and Trust
Company.

                  "ESCROW AGREEMENT" means the escrow agreement between MEC, Joseph LLC, Karin LLC and the Escrow Agent executed simultaneously herewith in the form attached hereto as EXHIBIT A.

                  "EXPIRATION DATE" means November 27, 2007.

                  "INDEMNIFIABLE LOSS" has the meaning set forth in the Stock Purchase Agreement.

                  "INTEREST" means an amount equal to the six (6) month LIBOR rate for each six-month period as determined by the Escrow Agent with reference to The Wall Street Journal (Eastern Edition) or, if such rate cannot be determined by reference to The Wall Street Journal (Eastern Edition), then by reference to the telerate screen of Reuters' financial services for each 180-day period, and compounded on a quarterly basis.

                  "ISSUER" means the Bank of Montreal.

                  "JAD EMPLOYMENT AGREEMENT" means that certain Employment Agreement by and among Joseph, MEC, LRAI, PRAI and LRALP of even date herewith.

                  "JOSEPH LLC CASH ESCROW FUNDS" has the meaning set forth in
Section 6.1.

                  "JOSEPH LLC EXERCISE NOTICE" has the meaning set forth in
Section 3.2.1.

                  "JOSEPH LLC INTEREST LETTER OF CREDIT" has the meaning set forth in Section 7.

                  "JOSEPH LLC LETTER OF CREDIT" means the irrevocable standby letter of credit in the amount of the Joseph LLC Option Exercise Price as may be adjusted from time to time pursuant to the terms and conditions hereof.

                  "JOSEPH LLC OPERATING AGREEMENT" has the meaning set forth in the Stock Purchase Agreement.

                  "JOSEPH LLC OPTION EXERCISE PRICE" means the Put Option Exercise Price or the Call Option Exercise Price allocated to Joseph LLC on the basis set forth on Schedule 3.3 and as may be adjusted from time to time pursuant to the terms and conditions hereof.


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                  "JOSEPH LLC OPTION SHARES" means all (but not less than all)
of the Option Shares (as set forth on Schedule 3.3) owned by Joseph LLC.

                  "JOSEPH LLC PAYMENT NOTICE" has the meaning set forth in
Section 3.3.1.

                  "JOSEPH LLC PUT OPTION" means the exclusive, irrevocable option granted by MEC to Joseph LLC pursuant to Section 3 hereof.

                  "JOSEPH LLC SETOFF NOTICE" has the meaning set forth in
Section 12.1.

                  "JOSEPH LLC TERMINATION NOTICE" has the meaning set forth in
Section 6.1.

                  "KARIN LLC CASH ESCROW FUNDS" has the meaning set forth in
Section 6.2.

                  "KARIN LLC EXERCISE NOTICE" has the meaning set forth in
Section 3.2.2.

                  "KARIN LLC INTEREST LETTER OF CREDIT" has the meaning set forth in Section 7.

                  "KARIN LLC LETTER OF CREDIT" means the irrevocable standby letter of credit in the amount of the Karin LLC Option Exercise Price as may be adjusted from time to time pursuant to the terms and conditions hereof.

                  "KARIN LLC OPERATING AGREEMENT" has the meaning set forth in the Stock Purchase Agreement.

                  "KARIN LLC OPTION EXERCISE PRICE" means the Put Option Exercise Price or the Call Option Exercise Price allocated to Karin LLC on the basis set forth on Schedule 3.3, and as may be adjusted from time to time pursuant to the terms and conditions hereof.

                  "KARIN LLC OPTION SHARES" means all (but not less than all) of the Option Shares (as set forth on Schedule 3.3) owned by Karin LLC and as may be adjusted from time to time pursuant to the terms and conditions hereof.

                  "KARIN LLC PAYMENT NOTICE" has the meaning set forth in
Section 3.3.2.

                  "KARIN LLC PUT OPTION" means the exclusive, irrevocable option granted by MEC to Karin LLC pursuant to Section 3 hereof.

                  "KARIN LLC SETOFF NOTICE" has the meaning set forth in Section 12.2.


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                  "KARIN LLC TERMINATION NOTICE" has the meaning set forth in
Section 6.2.

                  "LETTERS OF CREDIT" means the Joseph LLC Letter of Credit and the Karin LLC Letter of Credit, collectively.

                  "LIENS" means, with respect to the Option Shares, any mortgage, claim, community property interest, option, right of first refusal, pledge, lien, encumbrance, security interest or charge of any kind.

                  "LOSSES" has the meaning set forth in the Stock Purchase Agreement.

                  "LRAI" has the meaning set forth in the Preliminary Statement.

                  "LRAI OPTION SHARES" means the shares of common stock of LRAI owned by each of the DeFrancis LLCs as set forth on Schedule 3.3.

                  "LRALP" means Laurel Racing Association Limited Partnership, a Maryland limited partnership.

                  "MEC EXERCISE NOTICE" has the meaning set forth in Section
4.3.

                  "OPTION GRANT PAYMENT" means Eighteen Million Four Hundred Twenty Three Thousand Eight Hundred Fifty Three and 93/100 Dollars ($18,423,853.93), the aggregate price payable by MEC to the DeFrancis LLCs for the issuance of the Call Option.

                  "OPTION SHARES" has the meaning set forth in the Preliminary Statement.

                  "PARTIAL YEAR INTEREST" has the meaning set forth in Section 7 of this Agreement.

                  "PERSON" means an individual, corporation, association, partnership, limited liability company, limited liability entity, trust, unincorporated organization or any other organization or entity.

                  "PRAI" has the meaning set forth in the Preliminary Statement.

                  "PRAI OPTION SHARES" means the shares of common stock of PRAI owned by each of the DeFrancis LLCs as set forth on Schedule 3.3.

                  "PUT OPTION" means the Joseph LLC Put Option and the Karin LLC Put Option, collectively.

                  "PUT OPTION EXERCISE PRICE" means the aggregate exercise price of the Put Option set forth in Section 3.3.


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                  "REMAINING SHARES" has the meaning set forth in the
Preliminary Statement.

                  "SELLERS" has the meaning set forth in the Stock Purchase Agreement.

                  "STOCKHOLDERS' AGREEMENT" means the Stockholders' Agreement between the parties and Maryland Racing, Inc., a Delaware corporation of even date herewith.

                  "STOCK PURCHASE AGREEMENT" has the meaning set forth in the Preliminary Statement.

         3.       PUT OPTION.

                  3.1 Each of the DeFrancis LLCs hereby purchases and acquires from MEC, and MEC hereby grants to each of the DeFrancis LLCs, the Put Option to sell all of its Option Shares to MEC pursuant to the terms and conditions of this Agreement.

                  3.2 If MEC has not exercised its Call Option pursuant to
Section 4 below, then the following provisions of this Section 3.2 shall apply:

                           3.2.1 Provided that Karin LLC has previously
exercised or simultaneously exercises the Karin LLC Put Option, Joseph LLC may exercise the Joseph LLC Put Option with respect to all of the Joseph LLC Option Shares, on a one-time basis, at any time prior to the Expiration Date, by giving written notice thereof to Karin LLC (if the Karin LLC Put Option has not previously been exercised), MEC, the Escrow Agent and the Issuer (the "Joseph LLC Exercise Notice") which Joseph LLC Exercise Notice shall include
(a) a calculation of the then current Joseph LLC Option Exercise Price and
(b) an acknowledgement that upon receipt of the Joseph LLC Option Exercise Price (as calculated by Joseph LLC) it will have relinquished all claims of ownership in and to the Joseph LLC Option Shares, and with regard to the notice sent to the Issuer, shall include the Joseph LLC Letter of Credit and all Joseph LLC Interest Letters of Credit. In the event, only, that either
(a) Joseph has resigned for "Good Reason" in accordance with Section 5.5 of the JAD Employment Agreement, (b) Joseph's employment under the JAD Employment Agreement is terminated by Employer (as defined therein) without "Good Cause" (as defined therein), or (c) the fourth (4th) annual anniversary date of this Agreement has passed, then upon the occurrence of any such event, if Karin
LLC has not previously exercised the Karin LLC Put Option with respect to the Karin LLC Option Shares and Joseph LLC exercises the Joseph LLC Put Option, Karin LLC shall simultaneously exercise (and shall automatically be deemed to have exercised) the Karin LLC Put Option with respect to all of the Karin LLC Option Shares, and the Joseph LLC Exercise Notice also shall include a calculation of the then current Karin LLC Option Exercise Price and an acknowledgement, upon which Karin LLC agrees that MEC shall be entitled to rely, that upon receipt of the Karin LLC Option Exercise Price (as calculated by Joseph LLC), it

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will have relinquished all claims of ownership in and to the Karin LLC Option
Shares, and with regard to the notice sent to the Issuer, shall include the Karin LLC Letter of Credit and all Karin LLC Interest Letters of Credit and shall be deemed notice of the exercise by Karin LLC of the Karin LLC Put Option.

                           3.2.2 Provided that the Karin LLC Put Option has not
been exercised pursuant to Section 3.2.1 above, Karin LLC shall be entitled, in its sole and absolute discretion, to exercise the Karin LLC Put Option with respect to all of the Karin LLC Option Shares, on a one-time basis, at any time prior to the Expiration Date. Provided that the exercise of the Karin LLC Put Option is not simultaneous with the exercise of the Joseph LLC Put Option, Karin LLC shall exercise the Karin LLC Put Option by giving written notice thereof to Joseph LLC, MEC, the Escrow Agent and the Issuer
(the "Karin LLC Exercise Notice"). The Karin LLC Exercise Notice shall include (a) a calculation of the then current Karin LLC Option Exercise Price and (b) an acknowledgement that upon receipt of the Karin LLC Option Exercise Price (as calculated by Karin LLC) it will have relinquished all claims of ownership in and to the Karin LLC Option Shares, and with regard to the notice sent to the Issuer, shall include the Karin LLC Letter of Credit and all Karin LLC Interest Letters of Credit.

                  3.3 The Put Option Exercise Price shall be equal to Eighteen Million Three Hundred Twelve Thousand Six Hundred Fifty Dollars ($18,312,650.00) PLUS Interest thereon. The Put Option Exercise Price shall be allocated between the PRAI Option Shares and the LRAI Option Shares and between Joseph LLC and Karin LLC on the basis set forth on Schedule 3.3. The Joseph LLC Option Exercise Price shall be reduced by the amount of any claims of offset validly asserted by MEC against Joseph LLC in accordance with Section 12.1 hereof. The Karin LLC Option Exercise Price shall be reduced by the amount of any claims of offset validly asserted by MEC against Karin LLC in accordance with Section 12.2 hereof.

                           3.3.1    (i)  Immediately  upon receipt of notice in
accordance with Section 3.2.1, it is acknowledged that the Issuer shall pay (by wire transfer of immediately available funds) the full amounts of the Joseph LLC Letter of Credit and the Joseph LLC Interest Letters of Credit to the account(s) designated in the Joseph LLC Letter of Credit and the Joseph LLC Interest Letters of Credit. Within ten (10) days of receipt of notice in accordance with
Section 3.2.1, if the Joseph LLC Exercise Notice falls on a day other than an annual anniversary date of this Agreement, the Partial Year Interest allocable to Joseph LLC shall be payable by MEC by wire transfer of immediately available funds to the account(s) designated in the Joseph LLC Letter of Credit.

                                   (ii)  On the later to occur of (y) five (5)
days after receipt of the Joseph LLC Option Exercise Price (as calculated by Joseph LLC) and (z) ten (10) days following receipt of the Joseph LLC Option Exercise Notice, the Escrow Agent shall release (i) the Joseph LLC Option Exercise Price to Joseph LLC by wire transfer of immediately available funds to an account(s) designated by Joseph LLC, and


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(ii) the stock certificates evidencing the Option Shares owned by Joseph LLC to
MEC and Joseph LLC shall relinquish all claims of ownership therein.

                           3.3.2    (i)  Immediately upon receipt of notice in
accordance with Section 3.2.1 or 3.2.2, it is acknowledged that the Issuer shall pay (by wire transfer of immediately available funds) the full amounts of the Karin LLC Letter of Credit and the Karin LLC Interest Letters of Credit to the account(s) designated in the Karin LLC Letter of Credit and the Karin LLC Interest Letters of Credit; provided, however, if the receipt of notice is in accordance with Section 3.2.1 and Karin LLC fails to submit the Karin LLC Letter of Credit and the Karin LLC Interest Letters of Credit to the Issuer within ten
(10) days of the date of such notice, MEC may pay the Karin LLC Option Exercise Price (as set forth in the Joseph LLC Option Exercise Notice) by wire transfer of immediately available funds to the account designated in the Karin LLC Letter of Credit and the Karin LLC Interest Letters of Credit, and upon the Escrow Agent's receipt of such payment the Karin LLC Letter of Credit and the Karin LLC Interest Letters of Credit shall be automatically cancelled. Within ten (10) days of receipt of notice in accordance with Section 3.2.1 or 3.2.2, if the Karin LLC Exercise Notice falls on a day other than an annual anniversary date of this Agreement, the Partial Year Interest allocable to Karin LLC shall be payable by MEC by wire transfer of immediately available funds to the account(s) designated in the Karin LLC Letter of Credit.

                                   (ii)  On the later to occur of (y) five (5)
days after receipt of the Karin LLC Option Exercise Price (whether from the Issuer or MEC and as calculated by Joseph LLC, if notice was provided pursuant to Section 3.2.1, or as calculated by Karin LLC, if notice was provided pursuant to Section 3.2.2) and (z) ten (10) days following receipt of notice in accordance with Section 3.2.1 or 3.2.2, the Escrow Agent shall release (i) the Karin LLC Option Exercise Price to Karin LLC by wire transfer of immediately available funds to an account(s) designated by Karin LLC, and (ii) the stock certificates evidencing the Option Shares owned by Karin LLC to MEC and Karin LLC shall relinquish all claims of ownership therein.

                  3.4 Any dispute or objection by MEC regarding the calculation or release of the Joseph LLC Option Exercise Price or regarding the Joseph LLC Option Exercise Notice (relating to the Joseph LLC Put Option and/or the Karin LLC Put Option) shall be resolved pursuant to the provisions of the Escrow Agreement. Any dispute or objection by MEC regarding the calculation or release of the Karin LLC Option Exercise Price or regarding the Karin LLC Option Exercise Notice shall be resolved pursuant to the provisions of the Escrow Agreement.

         4.       CALL OPTION.

                  4.1 MEC hereby purchases and acquires from each of the DeFrancis LLCs, and each of the DeFrancis LLCs hereby grants to MEC (and any wholly-owned subsidiary of MEC designated by MEC in writing), an exclusive, irrevocable option (the "Call Option") to acquire all of the Option Shares from the DeFrancis LLCs pursuant to the terms and conditions of this Agreement.


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                  4.2 Simultaneously with the execution of this Agreement, MEC shall pay the Option Grant Payment by wire transfer of immediately available funds to the account(s) designated by each of the DeFrancis LLCs in Section
14.10. The Option Grant Payment shall be allocable between the PRAI Option Shares and the LRAI Option Shares and between Joseph LLC and Karin LLC on the basis set forth on Schedule 3.3.

                  4.3 Provided that the Joseph LLC Put Option and/or the Karin LLC Put Option has not been exercised pursuant to Section 3 above, MEC may exercise the Call Option with respect to all (but not less than all) of the Option Shares not previously purchased by MEC pursuant to Section 3 above, on a one-time basis, at any time beginning on the fourth (4th) annual anniversary date of this Agreement and ending on the Expiration Date, by giving written notice thereof (which notice shall include a calculation of the then current Joseph LLC Option Exercise Price and/or the then current Karin LLC Option Exercise Price, as applicable, and if provided on a day other than an annual anniversary date of this Agreement, shall include evidence of a wire transfer of immediately available funds to the account(s) designated in the Joseph LLC Letter of Credit and/or the Karin LLC Letter of Credit, as applicable, of the Partial Year Interest allocable to Joseph LLC and/or Karin LLC, as applicable), to the DeFrancis LLCs (or solely to Joseph LLC if Karin LLC has previously exercised the Karin LLC Put Option or if notice is being provided pursuant to subsection (ii) of this Section 4.3), the Escrow Agent and the Issuer (the "MEC Exercise Notice"); PROVIDED, HOWEVER, that (i) if Joseph is terminated for "Good Cause" as defined in the JAD Employment Agreement, and such "Good Cause" determination is either undisputed by Joseph or a court of competent jurisdiction has rendered a final, non-appealable judgment that "Good Cause" exists, MEC may immediately exercise the Call Option with respect to all (but not less than all) of the Option Shares, regardless of whether such termination occurs prior to the fourth (4th) annual anniversary date of this Agreement, by giving the MEC Exercise Notice, or (ii) if Joseph resigns from his employment under the JAD Employment Agreement without "Good Reason," and such resignation without "Good Reason" is either undisputed by Joseph or a court of competent jurisdiction has rendered a final, non-appealable judgment that no "Good Reason" exists, MEC may immediately exercise the Call Option with respect to all of the Joseph LLC Option Shares (but not the Karin LLC Option Shares), regardless of whether such resignation occurs prior to the fourth (4th) annual anniversary date of this Agreement, by giving the MEC Exercise Notice, or (iii) if (y) Karin resigns from her employment under that certain Employment Agreement by and among Karin, MEC, LRAI, PRAI and LRALP of even date herewith without "Good Reason," and such resignation without "Good Reason" is either undisputed by Karin or a court of competent jurisdiction has rendered a final, non-appealable judgment that no "Good Reason" exists and (z) the JAD Employment Agreement has been terminated (either by Joseph or Employer (as defined in the JAD Employment Agreement)) for any reason or is subsequently terminated (either by Joseph or Employer) for any reason, MEC may immediately exercise the Call Option with respect to all of the Karin LLC Option Shares, regardless of whether such resignation occurs prior to the fourth (4th) annual anniversary date of this Agreement, by giving the MEC Exercise Notice.


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                  4.4 The Call Option Exercise Price shall be equal to Eighteen
Million Three Hundred Twelve Thousand Six Hundred Fifty Dollars ($18,312,650.00) PLUS Interest thereon. The Call Option Exercise Price shall be allocated between the PRAI Option Shares and the LRAI Option Shares and between Joseph LLC and Karin LLC on the basis set forth on Schedule 3.3. The Joseph LLC Option Exercise Price shall be reduced by the amount of any claims of offset validly asserted by MEC against Joseph LLC in accordance with Section 12.1 hereof. The Karin LLC Option Exercise Price shall be reduced by the amount of any claims of offset validly asserted by MEC against Karin LLC in accordance with Section 12.2 hereof.

                           4.4.1    (i)  Within ten (10) days after receipt of
the MEC Exercise Notice with respect to the Option Shares owned by Joseph LLC in accordance with Section 4.3, Joseph LLC shall submit the Joseph LLC Letter of Credit and all Joseph LLC Interest Letters of Credit to the Issuer, and it is acknowledged that the Issuer shall immediately pay (by wire transfer of immediately available funds) the full amounts of the Joseph LLC Letter of Credit and the Joseph LLC Interest Letters of Credit to the account(s) designated in the Joseph LLC Letter of Credit and the Joseph LLC Interest Letters of Credit; PROVIDED, HOWEVER, if Joseph LLC fails to submit the Joseph LLC Letter of Credit and the Joseph LLC Interest Letters of Credit to the Issuer within ten (10) days after receipt of the MEC Exercise Notice, MEC may pay the Joseph LLC Option Exercise Price (as calculated by MEC) by wire transfer of immediately available funds to the account(s) designated in the Joseph LLC Letter of Credit and upon the Escrow Agent's receipt of such payment, the Joseph LLC Letter of Credit and the Joseph LLC Interest Letters of Credit shall be automatically cancelled.

                                   (ii)  On the later to occur of (y) five (5)
days after receipt of the Joseph LLC Option Exercise Price (whether from the Issuer or MEC and as calculated by MEC) and (z) ten (10) days following receipt of the MEC Exercise Notice, the Escrow Agent shall release (i) the Joseph LLC Option Exercise Price to Joseph LLC by wire transfer of immediately available funds to an account(s) designated by Joseph LLC, and (ii) the stock certificates evidencing the Option Shares owned by Joseph LLC to MEC and Joseph LLC shall relinquish all claims of ownership therein.

                           4.4.2    (i)  Within ten (10) days after receipt of
the MEC Exercise Notice with respect to the Option Shares owned by Karin LLC in accordance with Section 4.3, Karin LLC shall submit the Karin LLC Letter of Credit and all Karin LLC Interest Letters of Credit to the Issuer, and it is acknowledged that the Issuer shall immediately pay (by wire transfer of immediately available funds) the full amounts of the Karin LLC Letter of Credit and the Karin LLC Interest Letters of Credit to the account(s) designated in the Karin LLC Letter of Credit and the Karin LLC Interest Letters of Credit; PROVIDED, HOWEVER, if Karin LLC fails to submit the Karin LLC Letter of Credit and the Karin LLC Interest Letters of Credit to the Issuer within ten (10) days after receipt of the MEC Exercise Notice, MEC may pay the Karin LLC Option Exercise Price (as calculated by MEC) by wire transfer of immediately available funds to the account(s) designated in the Karin LLC Letter of Credit and upon the Escrow Agent's receipt of such


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payment, the Karin LLC Letter of Credit and the Karin LLC Interest Letters of
Credit shall be automatically cancelled.

                                   (ii)  On the later to occur of (y) five (5)
days after receipt of the Karin LLC Option Exercise Price (whether from the Issuer or MEC and as calculated by MEC) or (z) ten (10) days following receipt of the MEC Exercise Notice, the Escrow Agent shall release (i) the Karin LLC Option Exercise Price to Karin LLC by wire transfer of immediately available funds to an account(s) designated by Karin LLC, and (ii) the stock certificates evidencing the Option Shares owned by Karin LLC to MEC and Karin LLC shall relinquish all claims of ownership therein.

                  4.5 Any dispute or objection by Joseph LLC regarding the calculation of the Joseph LLC Exercise Price, the release of the Joseph LLC Option Shares or the MEC Exercise Notice shall be resolved pursuant to the provisions of the Escrow Agreement. Any dispute or objection by Karin LLC regarding the calculation of the Karin LLC Exercise Price, the release of the Karin LLC Option Shares or the MEC Exercise Notice shall be resolved pursuant to the provisions of the Escrow Agreement.

         5. DELIVERY OF LETTERS OF CREDIT AND ESCROW OF OPTION SHARES. Simultaneously with the execution of this Agreement, (i) MEC shall deliver the Joseph LLC Letter of Credit to Joseph LLC and the Karin LLC Letter of Credit to Karin LLC, which Letters of Credit shall be held by each of the DeFrancis LLCs, respectively, pending exercise of the Put Option or Call Option, or expiration of the Put Option or the Call Option, and (ii) the DeFrancis LLCs shall deliver to the Escrow Agent the stock certificates evidencing the Option Shares duly endorsed for transfer, to be held by the Escrow Agent pending exercise of the Put Option or the Call Option, or expiration of the Put Option or the Call Option. MEC agrees to arrange for separate cash collateral to be provided to the Issuer with respect to both the Joseph LLC Letter of Credit and the Karin LLC Letter of Credit, in the full amount of each such letter of credit, from the date of issuance of each such letter of credit until at least December 27, 2002.

         6.       DRAW ON LETTERS OF CREDIT DUE TO TERMINATION NOTICE.

                  6.1 It shall be a condition of the Joseph LLC Letter of Credit and each Joseph LLC Interest Letter of Credit that each such letter of credit (at the option of the Issuer) may not be renewed by the Issuer on October 9, 2003 or each annual expiration date thereafter (provided that no such future expiration date shall be later than November 27, 2007) upon twenty (20) business days prior written notice (the "Joseph LLC Non-Renewal Notice"). Upon receipt by Joseph LLC of any such Joseph LLC Non-Renewal Notice, Joseph LLC may immediately seek payment from the Issuer of the full amount of the Joseph LLC Letter of Credit and Joseph LLC Interest Letters of Credit, as applicable, which payment shall be made by wire transfer of immediately available funds to the account(s) designated in the Joseph LLC Letter of Credit and the Joseph LLC Interest Letters of Credit. In the event that the Joseph LLC Letter of Credit or any Joseph LLC Interest Letter of Credit is terminated and the Issuer wires the payment of the full amount of the Joseph LLC Letter of Credit and the Joseph LLC Interest Letters of


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Credit to the Escrow Agent, then neither Joseph nor the Joseph LLC shall have any obligation to exercise the Joseph LLC Option, nor shall MEC have any right to exercise the MEC Call Option other than as otherwise provided herein, and the Escrow Agent shall hold such funds (the "Joseph LLC Cash Escrow Funds") in escrow in accordance with the provisions of the Escrow Agreement pending receipt of the Joseph LLC Option Exercise Notice, or the MEC Exercise Notice, as the case may be. Upon receipt of the Joseph LLC Option Exercise Notice, or the MEC Exercise Notice, as the case may be, the Escrow Agent shall deal with such Joseph LLC Cash Escrow Funds in accordance with Section 5 of the Escrow Agreement as if such Joseph LLC Cash Flow Escrow Funds had been wired to the Escrow Agent by the Issuer following receipt by the Escrow Agent of the Joseph LLC Option Exercise Notice, or the MEC Exercise Notice, as the case may be. Pending receipt of the Joseph LLC Option Exercise Notice, or the MEC Exercise Notice, as the case may be, the Escrow Agent shall deposit the Joseph LLC Cash Escrow Funds in an interest-bearing account, with the interest earned thereon to be paid on the Expiration Date to the party entitled to the Joseph LLC Cash Escrow Funds (which interest if payable to Joseph LLC shall be taken into account in determining the amounts deposited with the Escrow Agent when calculating the amount available to satisfy the Joseph LLC Option Exercise Price). If the Escrow Agent does not receive a Joseph LLC Option Exercise Notice or an MEC Exercise Notice prior to the Expiration Date, the Escrow Agent shall pay the Joseph LLC Cash Escrow Funds to MEC and the provisions of Section 5(e) of the Escrow Agreement shall be applicable to the Stock Certificates evidencing the Joseph LLC Option Shares.

                  6.2 It shall be a condition of the Karin LLC Letter of Credit and each Karin LLC Interest Letter of Credit that each such letter of credit (at the option of the Issuer) may not be renewed by the Issuer on October 9, 2003 or each annual expiration date thereafter (provided that no such future expiration date shall be later than November 27, 2007) upon twenty (20) business days prior written notice (the "Karin LLC Non-Renewal Notice"). Upon receipt by Karin LLC of any such Karin Non-Renewal Notice, Karin LLC may immediately seek payment from the Issuer of the full amount of the Karin LLC Letter of Credit and Karin LLC Interest Letters of Credit, as applicable, which payment shall be made by wire transfer of immediately available funds to the account(s) designated in the Karin LLC Letter of Credit and the Karin LLC Interest Letters of Credit. In the event that the Karin LLC Letter of Credit or any Karin LLC Interest Letter of Credit is terminated and the Issuer wires the payment of the full amount of the Karin LLC Letter of Credit and the Karin LLC Interest Letters of Credit to the Escrow Agent, then neither Karin nor the Karin LLC shall have any obligation to exercise the Karin LLC Option, nor shall MEC have any right to exercise the MEC Call Option other than as otherwise provided herein, and the Escrow Agent shall hold such funds (the "Karin LLC Cash Escrow Funds") in escrow in accordance with the provisions of the Escrow Agreement pending receipt of the Karin LLC Option Exercise Notice, or the MEC Exercise Notice, as the case may be. Upon receipt of the Karin LLC Option Exercise Notice, or the MEC Exercise Notice, as the case may be, the Escrow Agent shall deal with such Karin LLC Cash Escrow Funds in accordance with Section 5 of the Escrow Agreement as if such Karin LLC Cash Flow Escrow Funds had been wired to the Escrow Agent by the Issuer following receipt by the Escrow Agent of the Karin LLC

Option Exercise Notice, or the MEC Exercise Notice, as the case may be. Pending receipt of the Karin LLC Option Exercise Notice, or the MEC Exercise Notice, as the case may be, the Escrow Agent shall deposit the Karin LLC Cash Escrow Funds in an interest-bearing account, with the interest earned thereon to be paid on the Expiration Date to the party entitled to the Karin LLC Cash Escrow Funds (which interest if payable to Karin LLC shall be taken into account in determining the amounts deposited with the Escrow Agent when calculating the amount available to satisfy the Karin LLC Option Exercise Price). If the Escrow Agent does not receive a Karin LLC Option Exercise Notice or an MEC Exercise Notice prior to the Expiration Date, the Escrow Agent shall pay the Karin LLC Cash Escrow Funds to MEC and the provisions of Section 5(e) of the Escrow Agreement shall be applicable to the Stock Certificates evidencing the Karin LLC Option Shares.

         7. INTEREST. The Joseph LLC Option Exercise Price shall accrue Interest from the date hereof until the exercise of the Joseph LLC Put Option or the Call Option with respect to the Option Shares owned by Joseph LLC. The Karin LLC Option Exercise Price shall accrue Interest from the date hereof until the exercise of the Karin LLC Put Option or the Call Option with respect to the Option Shares owned by Karin LLC. On each annual anniversary date of this Agreement, MEC shall cause the Issuer to issue and deliver an additional letter of credit to each of Joseph LLC (each a "Joseph LLC Interest Letter of Credit") and Karin LLC (each a "Karin LLC Interest Letter of Credit") in the amount of the Interest accrued during the prior year on the then current Joseph LLC Option Exercise Price and/or the then current Karin LLC Option Exercise Price, as applicable. If the exercise of the Put Option or Call Option, falls on a day other than the annual anniversary date of this Agreement, Interest for such partial year shall be calculated (the "Partial Year Interest") and the Interest paid to Joseph LLC and/or Karin LLC upon exercise of the Put Option or the Call Option shall include such Partial Year Interest as provided herein.

         8. EXPIRATION DATE. If, on the Expiration Date, MEC has not exercised the Call Option and Joseph LLC and/or Karin LLC has not exercised its Put Option, the Letters of Credit shall automatically expire, be deemed cancelled and shall be returned to MEC, and any stock certificates evidencing Option Shares in escrow shall be returned to the DeFrancis LLCs in accordance with the terms of the Escrow Agreement.

         9.       REPRESENTATION AND WARRANTIES.

                  9.1 The parties acknowledge and agree that MEC is entering into this Agreement, and MEC is purchasing the Call Option and granting the Joseph LLC Put Option and the Karin LLC Put Option, in reliance on the representations and warranties set forth below:

                           9.1.1 Joseph LLC represents and warrants to MEC that
as of the date hereof and as of the Closing Date:

                                    (i)  Joseph LLC is the sole owner of record,
and Joseph A. DeFrancis is the sole beneficial owner, of the Joseph LLC Option Shares listed on Schedule 3.3, free and clear of any and all Liens (other than the Call Option);

                                   (ii)  Joseph LLC is a limited liability
company duly organized, validly existing and in good standing under the laws of the State of Maryland, and has all requisite power and authority to enter into and comply with its obligations under this Agreement;

                                  (iii)  the execution and delivery of this
Agreement and the performance by Joseph LLC of its obligations under this Agreement, have been duly and validly authorized by Joseph LLC, and when executed and delivered by Joseph LLC, this Agreement shall constitute the valid and binding obligation of Joseph LLC, enforceable against Joseph LLC in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the rights of creditors generally, and to the exercise of a court's equitable powers;

                                   (iv)  the execution and delivery of this
Agreement and the performance by Joseph LLC of its obligations under this Agreement, do not and will not conflict with, violate or result in a breach of the terms, conditions or provisions of, constitute a default under, or give to any other Person any right of termination or acceleration under, any law, order, rule, ordinance, regulation, judgment, injunction, order, decree, contract, license, permit or instrument to which Joseph LLC is a party, or result in the creation or imposition of any Lien (other than the Call Option) upon or with respect to the Option Shares owned by Joseph LLC; and

                                    (v)  all consents necessary to consummate
the transactions contained herein, with respect to the Option Shares owned by Joseph LLC have been obtained from governmental agencies or authorities.

                           9.1.2 Karin LLC represents and warrants to MEC that
as of the date hereof and as of the Closing Date:

                                    (i)  Karin LLC is the sole owner of record,
and Karin, her spouse and/or her children are the sole beneficial owner(s), of the Karin LLC Option Shares listed on Schedule 3.3, free and clear of any and all Liens (other than the Call Option);

                                   (ii)  Karin LLC is a limited liability
company duly organized, validly existing and in good standing under the laws of the State of Maryland, and has all requisite power and authority to enter into and comply with its obligations under this Agreement;

                                  (iii)  the execution and delivery of this
Agreement and the performance by Karin LLC of its obligations under this Agreement, have been duly and validly authorized by Karin LLC, and when executed and delivered by Karin LLC, this Agreement shall constitute the valid and binding obligation of Karin LLC, enforceable against Karin LLC in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the rights of creditors generally, and to the exercise of a court's equitable powers;

                                   (iv)  the execution and delivery of this
Agreement and the performance by Karin LLC of its obligations under this Agreement, do not and will not conflict with, violate or result in a breach of the terms, conditions or provisions of, constitute a default under, or give to any other Person any right of termination or acceleration under, any law, order, rule, ordinance, regulation, judgment, injunction, order, decree, contract, license, permit or instrument to which Karin LLC is a party, or result in the creation or imposition of any Lien (other than the Call Option) upon or with respect to the Option Shares owned by Karin LLC; and

                                    (v)  all consents necessary to consummate
the transactions contained herein, with respect to the Option Shares owned by Karin LLC have been obtained from governmental agencies or authorities.

                  9.2 The parties acknowledge and agree that each of the DeFrancis LLCs is entering into this Agreement, and is acquiring its respective Put Option from MEC and granting the Call Option to MEC, in reliance on the representations and warranties set forth below:

                           9.2.1 MEC represents and warrants to each of the
DeFrancis LLCs that as of the date hereof and as of the Closing Date:

                                    (i)  the execution and delivery of this
Agreement and the performance by MEC of its obligations under this Agreement, have been duly and validly authorized by MEC, and when executed and delivered by MEC, this Agreement shall constitute the valid and binding obligation of MEC, enforceable against MEC in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the rights of creditors generally, and to the exercise of a court's equitable powers;

                                   (ii)  the execution and delivery of this
Agreement and the performance by MEC of its obligations under this Agreement, do not and will not conflict with, violate or result in a breach of the terms, conditions or provisions of, constitute a default under, or give to any other Person any right of termination or acceleration under, any law, order, rule, ordinance, regulation, judgment, injunction, order, decree, contract, license, permit or instrument to which MEC is a party; and

                                  (iii)  it is aware that the Call Option is
not and that the Option Shares are not registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws. MEC is purchasing the Call Option solely for investment, with no present intention to distribute any of the Option Shares to any Person within the meaning of Section 2(11) of the Securities Act. At the time the Call Option or Put Option is exercised, MEC will be purchasing the Option Shares solely for investment, with no then present intention to distribute any of the Option Shares to any Person within the meaning of Section 2(11) of the Securities Act. MEC shall not sell or otherwise dispose of the Call Option or of any of the Option Shares except in compliance with the registration requirements or exemption provisions under the Securities Act, and the rules and regulations promulgated thereunder, and any other applicable federal or state securities laws.

         10.      COVENANTS WITH RESPECT TO THE OPTION SHARES.

                  10.1 Except as permitted by the Stockholders' Agreement, the Joseph LLC Operating Agreement, the Karin LLC Operating Agreement and except as expressly provided in this Agreement: (a) The Option Shares shall continue to be legally owned solely and exclusively by the DeFrancis LLCs and beneficially owned solely by their respective members, and MEC shall not have any beneficial interest or rights in the Option Shares while held by the Escrow Agent; and (b) The DeFrancis LLCs shall not sell, assign, gift, transfer or otherwise create a Lien on any of the Option Shares prior to the exercise of the Put Option or the Call Option.

                  10.2 Notwithstanding the deposit of the Option Shares with the Escrow Agent, (i) Joseph LLC shall be entitled to exercise all voting rights, and to receive all dividends and distributions, with respect to the Joseph LLC Option Shares, until the exercise of the Joseph LLC Put Option or the Call Option and (ii) Karin LLC shall be entitled to exercise all voting rights, and to receive all dividends and distributions, with respect to the Karin LLC Option Shares until the exercise of the Karin LLC Put Option or the Call Option.

         11. CONDITIONS TO EXERCISE OF PUT OPTION OR CALL OPTION. The respective obligations of either of the DeFrancis LLCs on the one hand, or MEC on the other hand, to effect the purchase and sale of the Option Shares upon exercise of either the Put Option or the Call Option pursuant to the terms hereof, shall be subject to the following conditions:

                  11.1 COMPLIANCE WITH AGREEMENT. Each party shall have performed or complied with each of its covenants and other obligations under this Agreement which are to be performed or complied with by it at or prior to the Closing Date.

                  11.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by each party in this Agreement shall be true and correct in all material respects as of the date of this Agreement, and as of the Closing Date, as though said representations and warranties had been made on the Closing Date.

                  11.3 NO LITIGATION. On the Closing Date, there shall be no order or decree of any governmental authority or court of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated by this Agreement.

                  11.4 OPINIONS. On or prior to the Closing Date with respect to the Joseph LLC Option Shares, Joseph LLC shall cause to be delivered to MEC a legal opinion of counsel to Joseph LLC opining that upon transfer of the stock certificates evidencing the Joseph LLC Option Shares to MEC, MEC will acquire record and beneficial ownership of such shares free of any adverse claims. On or prior to the Closing Date with respect to the Karin LLC Option Shares, Karin LLC shall cause to be delivered to MEC a legal opinion of counsel to Karin LLC opining that upon transfer of the stock certificates evidencing the Karin LLC Option Shares to MEC, MEC will acquire record and beneficial ownership of such shares free of any adverse claims.

Notwithstanding the foregoing, MEC may waive any of the foregoing conditions in its sole and absolute discretion, PROVIDED, THAT, if such waiver is a waiver of a breach by MEC of any of the foregoing, MEC shall only be permitted to waive such breach if MEC indemnifies and holds harmless Joseph LLC and Karin LLC from any and all Losses which either of them may sustain by reason of such breach.

         12.      OFFSET RIGHTS.

                  12.1 Until the Joseph LLC Put Option is exercised or MEC exercises the Call Option with respect to the Joseph LLC Option Shares, MEC may reduce or setoff any Indemnifiable Loss payable by Joseph LLC pursuant to
Section 10 of the Stock Purchase Agreement against the Joseph LLC Option Exercise Price. If Joseph LLC is responsible for any Indemnifiable Loss pursuant to Section 10 of the Stock Purchase Agreement, Joseph LLC acknowledges and agrees that it shall, jointly and immediately, with MEC, submit to Issuer (with a copy to the Escrow Agent) a setoff notice setting forth the amount of the Indemnifiable Loss payable by Joseph LLC under the Stock Purchase Agreement and thus subject to setoff hereunder (the "Joseph LLC Setoff Notice") PROVIDED, THAT, if Joseph LLC fails to join with MEC in submitting such notice within five
(5) days after the determination of an Indemnifiable Loss, MEC shall be permitted to submit the Joseph LLC Setoff Notice solely (with a copy of such notice to Joseph LLC). Upon receipt by Issuer of the Joseph LLC Setoff Notice, if provided jointly by MEC and Joseph LLC, otherwise ten (10) days after receipt of the Joseph LLC Setoff Notice (provided that Joseph LLC has not submitted any objection to the Joseph LLC Setoff Notice submitted by MEC), the Joseph LLC Option Exercise Price shall immediately and automatically be reduced by the amount set forth in the Joseph LLC Setoff Notice and the Issuer shall immediately recall (and Joseph LLC shall deliver to Issuer) and cancel the then current Joseph LLC Letter of Credit and re-issue the Joseph LLC Letter of Credit in an amount equal to the then current Joseph LLC Option Exercise Price (as reduced by the amount set forth in the Joseph LLC Setoff Notice).

                  12.2 Until the Karin LLC Put Option is exercised or MEC exercises the Call Option with respect to the Karin LLC Option Shares, MEC may reduce or setoff any Indemnifiable Loss payable by Karin LLC pursuant to Section 10 of the Stock Purchase

Agreement against the Karin LLC Option Exercise Price. If Karin LLC is responsible for any Indemnifiable Loss pursuant to Section 10 of the Stock Purchase Agreement, Karin LLC acknowledges and agrees that it shall, jointly and immediately, with MEC, submit to Issuer (with a copy to the Escrow Agent) a setoff notice setting forth the amount of the Indemnifiable Loss payable by Karin LLC under the Stock Purchase Agreement and thus subject to setoff hereunder (the "Karin LLC Setoff Notice") PROVIDED, THAT, if Karin LLC fails to join with MEC in submitting such notice within five (5) days after the determination of an Indemnifiable Loss, MEC shall be permitted to submit the Karin LLC Setoff Notice solely (with a copy of such notice to Karin LLC). Upon receipt by Issuer of the Karin LLC Setoff Notice, if provided jointly by Karin LLC and MEC, otherwise ten (10) days after receipt of the Karin LLC Setoff Notice (provided that Karin LLC has not submitted any objection to the Karin LLC Setoff Notice submitted by MEC), the Karin LLC Option Exercise Price shall immediately and automatically be reduced by the amount set forth in the Karin LLC Setoff Notice and the Issuer shall immediately recall (and Karin LLC shall deliver to Issuer) and cancel the then current Karin LLC Letter of Credit and re-issue the Karin LLC Letter of Credit in an amount equal to the then current Karin LLC Option Exercise Price (as reduced by the amount set forth in the Karin LLC Setoff Notice).

                  12.3 If Joseph LLC submits an objection to a Joseph LLC Setoff Notice submitted by MEC, the Issuer shall not reduce or recall the Joseph LLC Letter of Credit and the Joseph LLC Option Exercise Price unless and until a court of competent jurisdiction has rendered a final, non-appealable judgment regarding such objection or Joseph LLC and MEC jointly submit a Joseph LLC Setoff Notice. If Karin LLC submits an objection to a Karin LLC Setoff Notice submitted by MEC, the Issuer shall not reduce or recall the Karin LLC Letter of Credit and the Karin LLC Option Exercise Price unless and until a court of competent jurisdiction has rendered a final, non-appealable judgment regarding such objection or Karin LLC and MEC jointly submit a Karin LLC Setoff Notice.

                  12.4 The Joseph LLC Option Exercise Price shall be reduced on a dollar for dollar basis by the amount (if any) of any cash payments or other agreed upon consideration agreed to and received by Joseph LLC as a result of agreed upon Marylanders receiving an equity interest in PRAI and/or LRAI pursuant to the provisions of Section 7 of the Stockholders' Agreement. At such time as Joseph LLC receives any such cash payments or other agreed upon consideration, Joseph LLC and MEC shall so notify the Issuer and the Issuer shall immediately recall (and Joseph LLC shall deliver to Issuer) and cancel the then current Joseph LLC Letter of Credit and re-issue the Joseph LLC Letter of Credit in an amount equal to the then current Joseph LLC Option Exercise Price (as reduced by the amount of any cash payments or other agreed upon consideration received by Joseph LLC). The Karin LLC Option Exercise Price shall be reduced on a dollar by dollar basis by the amount (if any) of any cash payments or other agreed upon consideration agreed to and received by Karin LLC as a result of agreed upon Marylanders receiving an equity interest in PRAI and/or LRAI pursuant to the provisions of Section 7 of the Stockholders' Agreement. At such time as Karin LLC receives any such cash payments or other agreed upon consideration, Karin LLC and MEC shall so notify the Issuer and the Issuer shall immediately recall (and Karin LLC shall deliver to Issuer) and cancel the then current Karin LLC Letter of Credit and re-issue the Karin LLC Letter of Credit in an amount equal to the then current Karin LLC Option Exercise Price (as reduced by the amount of any cash payments or other agreed upon consideration received by Karin LLC).

         13. COVENANTS OF JOSEPH AND KARIN. For so long as Joseph is the Manager of Joseph LLC, he shall cause Joseph LLC to satisfy its obligations hereunder, PROVIDED, THAT, if Joseph LLC fails to perform any of its obligations while Joseph is the Manager, Joseph shall be personally liable for such failure. For so long as Karin is the Manager of Karin LLC, she shall cause Karin LLC to satisfy its obligations hereunder, PROVIDED, THAT, if Karin LLC fails to perform any of its obligations while Karin is the Manager, Karin shall be personally liable for such failure.

         14. CHANGE OF ACCOUNT OR ACCOUNT INFORMATION. If, and to the extent, Joseph LLC and/or Karin LLC desire to change the account or any account information related to the account designated in the Joseph LLC Letter of Credit and/or the Karin LLC Letter of Credit (or any Interest Letters of Credit) to provide for a new escrow agent or a change in the information relating to the escrow agent, MEC hereby agrees that it shall promptly consider such request, acting reasonably.

         15.      MISCELLANEOUS.

                  15.1 TERMINATION. This Agreement shall terminate upon the occurrence of any of the following:

                           (a) as to all parties, upon mutual written agreement
of the DeFrancis LLCs and MEC;

                           (b) as to either Joseph LLC or Karin LLC, as the case
may be, upon exercise and consummation of the transactions contemplated by this Agreement or expiration of the Put Option or the Call Option with respect to the Option Shares owned by such party;

                           (c) as to MEC, upon exercise and consummation of the
transactions contemplated by this Agreement or expiration of the Put Option and Call Option with respect to all of the Option Shares.

                  15.2 ENTIRE AGREEMENT. This Agreement, the Stock Purchase Agreement, the Escrow Agreement and the Stockholders' Agreement constitute the entire agreement between the parties pertaining to the subject matter of this Agreement and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written. All Schedules and Exhibits attached to this Agreement shall be deemed part of this Agreement and incorporated herein, where applicable, as if fully set forth herein. No amendment, supplement, modification or termination of this Agreement shall be binding unless executed in writing by all parties hereto.

                  15.3 WAIVER OF COMPLIANCE. A waiver of any of the provisions of this Agreement shall not constitute and shall not be deemed a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided in writing. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver. Wherever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 15.3.

                  15.4 EXPENSES. Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, each of the parties hereto shall pay the fees and expenses of its respective legal counsel, accountants, investment bankers and other experts, agents and representatives incident to the negotiation and preparation of this Agreement, the consummation of the transactions contemplated by this Agreement, and in connection with any disputes between the parties arising out of the transactions contemplated by this Agreement.

                  15.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. No party shall have the right to assign any of its rights or obligations hereunder without the prior written consent of the other parties; PROVIDED, HOWEVER, that MEC shall have the right to assign its rights hereunder without the consent of the DeFrancis LLCs, but no such assignment shall relieve MEC of its obligations hereunder. The term "successors" shall include without limitation, all successors by way of (i) consolidation, (ii) merger or similar reorganization, (iii) share exchange, or
(iv) sale of all or substantially all of the assets of a party.

                  15.6 NO THIRD PARTY BENEFICIARIES. Nothing contained in this Agreement shall be deemed to confer any rights or benefits upon any third parties.

                  15.7 SEVERABILITY. If any term or provision of this Agreement or the application thereof to any Person or circumstances is or to any extent shall become invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to Persons or circumstances other than those held invalid or unenforceable under the laws now or hereafter in effect in the jurisdiction governing this Agreement, shall not be affected thereby, and each term and provision shall be held valid and enforceable to the greatest possible extent.

                  15.8 REMEDIES. Each party acknowledges and agrees that if any other party breaches any of the provisions of this Agreement, the non-breaching party (or parties) may suffer immediate and irreparable harm for which monetary damages alone will not be a sufficient remedy, and that, in addition to all other remedies that the non-breaching party (or parties) may have, the non-breaching party (or parties) shall be entitled to seek injunctive relief, specific performance or any other form of equitable relief to remedy a breach or threatened breach of this Agreement by the breaching party and to enforce the provisions of this Agreement, and the breaching party hereby waives any and all defenses it may have on the grounds of lack of jurisdiction or competence of a court to grant such an injunction or other equitable relief, PROVIDED, HOWEVER, that Joseph LLC waives any right to withhold the Joseph LLC Option Shares on any equitable grounds if MEC pays it the full Joseph LLC Option Exercise Price and Karin LLC waives any right to withhold the Karin LLC Option Shares on any equitable grounds if MEC pays it the full Karin LLC Option Exercise Price. The existence of this right shall not preclude or otherwise limit the applicability or exercise of any other rights and remedies which the parties may have at law or in equity.

                  15.9 APPLICABLE LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to principles of conflicts of laws. Any suit involving any dispute or matter arising under this Agreement may only be brought in the Circuit Court for Baltimore County, Maryland. Each of the parties hereto consents and agrees to the exercise of personal jurisdiction by such courts with respect to such proceedings, and waives any objection to venue laid therein. All expenses associated with any dispute or matter arising under this Agreement shall be borne by the non-prevailing party to the dispute to the extent that it does not prevail, including, but not limited to, the cost and expenses of experts, evidence and legal counsel. The determination of the extent to which a party does not prevail shall be made by the applicable court.

                  15.10 NOTICE. All notices and communications pursuant to this Agreement shall be in writing and shall be deemed properly given and effective when received if (i) personally delivered, or (ii) sent by a national delivery service providing evidence of delivery and with a confirming notice sent by facsimile, to the following:

                  If to Joseph LLC, to:

                           Joseph LLC
                           c/o Joseph B. Hoffman
                           Kelley Drye & Warren LLP
                           8000 Towers Crescent Drive
                           Suite 1200
                           Vienna, Virginia  22182
                           Attn: Joseph A. DeFrancis
                           Facsimile:  (703) 918-2450
                           Account Information:
                           Mercantile Safe Deposit & Trust Company
                           ABA #052000618
                           Credit Account #6573746 titled MSD&T Escrow Agent,

                                    DeFrancis/MEC Stock Escrow
                           Confirm to Guy Johnson 410-237-5186

                  with a copy to:

                           Joseph A. DeFrancis
                           250 South President Street
                           Apartment 1009
                           Baltimore, Maryland 21202
                           Facsimile:  (410) 792-4877

                           and

                           Venable, Baetjer and Howard, LLP
                           Two Hopkins Plaza
                           Suite 1800
                           Baltimore, Maryland 21201
                           Attn:  Bryson L. Cook, Esq.
                           Facsimile:  (410) 244-7742

                           and

                           Kelley Drye & Warren LLP
                           8000 Towers Crescent Drive
                           Suite 1200
                           Vienna, Virginia  22182
                           Attn:  Joseph B. Hoffman, Esq.
                           Facsimile:  (703) 918-2450

                  If to Karin LLC, to:

                           Karin LLC
                           c/o William E. Carlson
                           Shapiro Sher & Guinot
                           36 S. Charles Street
                           Suite 2000
                           Baltimore, Maryland 21201-3147
                           Attn: Karin M. DeFrancis
                           Facsimile:  (410) 539-7611
                           Account Information:
                           Mercantile Safe Deposit & Trust Company
                           ABA #052000618
                           Credit Account #6573746 titled MSD&T Escrow Agent,
                                    DeFrancis/MEC Stock Escrow
                           Confirm to Guy Johnson 410-237-5186
                  with a copy to:

                           Karin M. DeFrancis
                           Maryland Jockey Club
                           Hayward and Winter Avenues
                           Baltimore, Maryland  21215
                           Facsimile:  (410) 466-2521

                           and

                           Shapiro Sher & Guinot
                           36 S. Charles Street
                           Suite 2000
                           Baltimore, Maryland 21201-3147
                           Attn: William E. Carlson, Esq.
                           Facsimile:  (410) 539-7611

                  If to Joseph, to

                           Joseph A. DeFrancis
                           250 South President Street
                           Apartment 1009
                           Baltimore, Maryland 21202
                           Facsimile:  (410) 792-4877

                  with a copy to:

                           Kelly Drye & Warren LLP
                           8000 Towers Crescent Drive
                           Suite 1200
                           Vienna, Virginia  22182
                           Attn:  Joseph B. Hoffman, Esq.
                           Facsimile:  (703) 918-2450

                  If to Karin, to

                           Karin M. DeFrancis
                           Maryland Jockey Club
                           Hayward and Winter Avenues
                           Baltimore, Maryland  21215
                           Facsimile:  (410) 466-2521
                  with a copy to :

                           Shapiro Sher & Guinot
                           36 S. Charles Street
                           Suite 2000
                           Baltimore, Maryland 21201-3147
                           Attn: William E. Carlson, Esq.
                           Facsimile:  (410) 539-7611

                  If to MEC, to:

                           Magna Entertainment Corp.
                           285 West Huntington Drive
                           Arcadia, California  91007
                           Attn:  President and CEO
                           Facsimile:  (626) 821-1559

                  with a copy to:

                           Magna Entertainment Corp.
                           285 West Huntington Drive
                           Arcadia, California  91007
                           Attn:  General Counsel
                           Facsimile: (626) 821-1559

                           and

                           O'Melveny & Myers LLP
                           400 South Hope Street
                           Los Angeles, California  90071-2899
                           Attn:  Frederick B. McLane, Esq.
                           Facsimile:  (213) 430-6407

                  If to the Escrow Agent, to:

                           Mercantile-Safe Deposit and Trust Company
                           2 Hopkins Plaza, Second Floor
                           Baltimore, Maryland 21201
                           Attn:  Guy E. Johnson, Senior Vice President
                           Facsimile:  (410) 237-5703

or to such other address as a party provides (in accordance herewith) to the other parties hereto from time to time.

                  15.11 CONSTRUCTION. The parties and their respective legal counsel actively participated in the negotiation and drafting of this Agreement, and in the event of any ambiguity or mistake herein, or any dispute among the parties with respect to the provisions hereto, no provision of this Agreement shall be construed unfavorably against any of the parties on the ground that it or its counsel was the drafter thereof.

                  15.12 HEADINGS. The headings in this Agreement are for reference purposes and shall not affect the meaning or interpretation of this Agreement.

                  15.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by exchange of facsimile signatures provided that original signatures are exchanged promptly thereafter.

                  15.14 TIME OF ESSENCE. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

                  15.15 TERMS. Common nouns and pronouns shall be deemed to refer to the masculine, feminine, neuter, singular and plural, as the identity of the Person may in the context require.



                         (SIGNATURES ON FOLLOWING PAGE)

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be executed by their duly authorized officers, as of the date first written above.



WITNESS:                            MAGNA ENTERTAINMENT CORP.



________________________________    By:__________________________(SEAL)
                                    Name:
                                    Title:


________________________________    By:__________________________(SEAL)
                                    Name:
                                    Title:


                                    JOSEPH LLC


________________________________    _____________________________(SEAL)
                                    Joseph A. DeFrancis
                                    Manager

                                    KARIN LLC


________________________________    _____________________________(SEAL)
                                    Karin M. DeFrancis
                                    Manager


________________________________    _____________________________(SEAL)
                                    Joseph A. DeFrancis


________________________________    _____________________________(SEAL)
                                    Karin M. DeFrancis

                                  SCHEDULE 3.3

    SUMMARY OF DEFRANCIS LLCS OWNERSHIP INTERESTS AND ALLOCATION OF PAYMENTS

--------------------------------------------------------------------------------------------------------------
                                                                                                 Percentage
                                                                                Relative          Share of
                                                                               Percentage       Option Grant
PIMLICO RACING                                    Number of Shares Owned   Ownership Interest    Payment and
ASSOCIATION, INC.       Total Number of Shares      Constituting Option    Based on Number of     Exercise
(PRAI)                  of Capital Stock Owned            Shares           Option Shares Owned      Price
--------------------------------------------------------------------------------------------------------------
                       Class A     Class B        Class A     Class B
--------------------------------------------------------------------------------------------------------------
Joseph LLC             490         1886.3971      490        1886.3971     23.7640%             38.3921%
--------------------------------------------------------------------------------------------------------------
Karin LLC              0           2523.6029      0          2523.6029     25.2360%             40.7703%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                                 Relative
                                                                                Percentage       Percentage
                                                                                 Ownership        Share of
                                                                              Interest Based    Option Grant
                                                    Number of Shares Owned     on Number of      Payment and
LAUREL RACING ASSOC.,     Total Number of Shares     Constituting Option       Option Shares      Exercise
INC. (LRAI)               of Capital Stock Owned            Shares                 Owned            Price
--------------------------------------------------------------------------------------------------------------
                          Class A     Class B      Class A      Class B
--------------------------------------------------------------------------------------------------------------
Joseph LLC                345.8824    1166.6181    345.8824     1166.6181    20.1667%            8.2615%
--------------------------------------------------------------------------------------------------------------
Karin LLC                 0           1649.9995    0            1649.9995    22.0000%           12.5761%
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                               Percentage Share of Option Grant Payment and
                                              Exercise Price
------------------------------------------------------------------------------
PRAI Option Shares             79.1624%
------------------------------------------------------------------------------
LRAI Option Shares             20.8376%
------------------------------------------------------------------------------

                                    EXHIBIT A

                                ESCROW AGREEMENT